UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 21, 2015

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

001-35419	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A ("Form 8-K/A") amends the Current Report on Form 8-K filed by Kaman Corporation (the "Company") with the Securities and Exchange Commission on October 21, 2015 (the "Original Form 8-K") to correct the press release filed as Exhibit 99.1 to the Original Form 8-K (the "Original Press Release").  Due to inadvertent typographical errors, the Original Press Release omitted certain language set forth in the press release actually issued by the Company to the effect that the Company expects the acquisition of Timken Alcor Aerospace Technologies, Inc. to be neutral to earnings per share in 2015 "excluding one-time acquisition costs" and accretive in 2016.  The full text of the press release actually issued by the Company is furnished as Exhibit 99.1 to this Form 8-K/A.
Item 9.01       Financial Statements and Exhibits
(d)        Exhibits.
The following exhibit is filed herewith:

99.1	Press Release, dated October 21, 2015, announcing the completion of the acquisition of Timken Alcor Aerospace Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	Robert D. Starr
Robert D. Starr
Executive Vice President &
Chief Financial Officer

Date:  October 21, 2015

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

99.1	Press Release, dated October 21, 2015, announcing the completion of the acquisition of Timken Alcor Aerospace Technologies, Inc.

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